Annual Fund Operating Expenses - Class P Shares - Goldman Sachs Small_Mid Cap Growth Fund - Class P Shares	Dec. 29, 2021
Operating Expenses:
Management Fees	0.82%
Other Expenses	0.06%	[1]
Total Annual Fund Operating Expenses	0.88%

[1]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2022, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.